EXHIBIT 10.53

REQUEST FOR AMENDMENT TO SERVICE PROVIDER AGREEMENT

U.S. HOME SYSTEMS, INC AND U.S. REMODELERS, INC

Service provider’s Legal Business Name

THIS AMENDMENT, if accepted by Home Depot in the manner described below, will amend the Home Depot Installer/Service Provider Agreement dated August 18th, 2003 (as subsequently amended hereby, the “Agreement”) between Home Depot and the Service Provider identified above.

Subject to Home Depot’s approval and acceptance set forth below, the Service Provider hereby requests that the Agreement be amended in the following respects (check all that apply; capitalized terms used in this Request for Amendment shall have the meanings ascribed to such terms in the Agreement):

☐	To change the Lead Fulfillment Incentive (“LFI”) to % (SFI contracts only):

☐	To change merchandise pricing as follows (attach similarly formatted additional pages as necessary):

Product Name	SKU	Retail	Cost	Market/Stores

☐	To change Service Provider’s legal name listed in the Agreement to:

___________________________________________________________________________________

  Service Provider’s Legal Business Name

☐	To change the expiration or termination provisions of the Agreement as follows (check one):

☐	The Agreement will be effective for a (year-to-year/month-to-month) period beginning on and ending .

☑	The Agreement will, notwithstanding any other provision of the Agreement or any amendment to the Agreement predating the Effective Date of this Request for Amendment, continue in effect beginning on May 3rd, 2004 and ending as of May 3rd, 2006 subject to (check one):

☐	renewal or renegotiation according to the mutual written agreement of the Parties; or

☑	continuation on a month-to-month basis until otherwise terminated.

EXHIBIT 1:

REQUEST FOR AMENDMENT TO SERVICE PROVIDER AGREEMENT

☐	To provide Home Depot with written notice of Service Provider’s change in ownership by

•	Adding the new principal(s) listed on the signature page of this Request for Amendment; and/or

•	Deleting the following principal(s) listed in the Agreement:

Print Name(s) of Former Principal(s): ____________________________________________________________

                        _______________________________________________________________________________

                        _______________________________________________________________________________

(NOTE: An ownership change may be subject to Home Depot’s prior approval in accordance with the Agreement.)

By:	By:

(Service Provider’s Owner/Principal)	(Service Provider’s Owner/Principal)

Print Name:	Print Name:

Title:	Title:

Address:	Address:

Date:	Date:

This Amendment shall not be an effective Amendment to the Agreement nor binding on Home Depot in any way, unless and until this Amendment has been countersigned by a duly authorized signatory by Home Depot in the space provided below. If accepted by Home Depot, the Agreement will be amended in the manner provided herein as of the Effective Date listed below.

Effective Date: May 3, 2004

Accepted By Home Depot:

By:	/s/ Joseph Izganics

(Home Depot’s Authorized Representative)

Print Name:	Joseph Izganics

Title:	President Services

Accepted By Service Provider:	USHS / USRI

By:	/s/ Murray H. Gross, Pres.

(Service Provider’s Authorized Representative)

Print Name:

Title:

ADDENDUM 1.6

USHS AND USRI will be responsible for purchasing and maintaining literature and pop materials in all participating stores. They will be required to purchase these items from the supplier of Home Depot’s choosing. Items included but not limited to are the standard installation brochure for cabinet refacing and all standard p.o.p. materials for cabinet refacing as determined by Home Depot.

Dated: May 3rd, 2004

Accepted by Service Provider

USHS / USRI

Murray H. Gross, Pres.

Accepted by Home Depot

/s/ Joseph Izganics

ADDENDUM 1.7

This addendum is an amendment to exhibit 1.4 and list additional stores to be covered by USHS/USRI.

Dated: May 3rd, 2004

Accepted by service provider

USHS / USRI

Murray H. Gross, Pres.

Accepted by Home Depot

/s/ Joseph Izganics